EXHIBIT 10.3
                                                                    ------------
                                SCHEDULE 2.10(F)
                                ----------------

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


           THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made and entered into as of December 31, 2001, by and among WestCoast Hospitality Corporation, a Washington corporation (the "Company") and Doubletree Corporation, a Delaware corporation ("Doubletree").

                                    RECITALS

           WHEREAS, the Company, Doubletree and Hilton Hotels Corporation, a Delaware corporation, are parties to that certain Purchase Agreement dated as of December 21, 2001 (the "Purchase Agreement"), pursuant to which Doubletree has acquired 303,771 shares of the Company's Series B Preferred Stock (the "Series B Shares"); and

           WHEREAS, in connection with the purchase and sale of the Series B Shares, the Company has agreed, on the terms and conditions set forth herein, to register the Series B Shares as set forth below.

           NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

            1. Definitions.

           For purposes of this Agreement, the following terms have the following meanings when used herein with initial capital letters:

           "Demand Notice" shall have the meaning set forth in Section 3 hereof.

           "Demand Registration" shall have the meaning set forth in Section 3 hereof.

           "Notice" shall have the meaning set forth in Section 2 hereof.

           "Piggyback Registration" shall have the meaning set forth in Section 2 hereof.

           "Prospectus" shall mean the prospectus included in any Registration Statement (including without limitation a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and any material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

           "Registrable Securities" shall mean the Series B Shares, net of any such shares that are returned to the Company pursuant to the purchase price adjustment provisions of the Purchase Agreement, plus any other securities issued or issuable with respect to the Series B Shares by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization

           "Registration Expenses" shall have the meaning set forth in Section 5 hereof.

           "Registration Statement" shall mean any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

           "Rule 145" shall mean Rule 145 promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

           "SEC" shall mean the Securities and Exchange Commission.

           "Securities Act" shall mean the Securities Act of 1933, as amended.

           "Underwritten Offering" shall mean a sale of securities of the Company to an underwriter for re-offering to the public pursuant to a Registration Statement.

            1. Piggyback Registration.

                     (a) Right to Piggyback. If, at any time after January 1, 2003 and during the term of this Agreement, the Company proposes to file a registration statement under the Securities Act with respect to a primary or secondary offering of any of its securities pursuant to a registration statement on which it is permissible to register the Registrable Securities for sale to the public under the Securities Act (other than a registration statement (i) on Form S-4, S-8 or any successor form thereto, (ii) filed in connection with an exchange offer, Rule 145 or an offering of securities solely to the Company's existing shareholders, or (iii) filed in connection with an offering made solely to employees of the Company), then the Company will give prompt written notice (the "Notice") of such proposed filing to Doubletree. Such notice will offer Doubletree the opportunity to register on such registration statement (a "Piggyback Registration") such number of Registrable Securities as Doubletree may request ("Piggyback Rights"). Such request must be received at the offices of the Company within ten (10) business days of mailing the Notice. Subject to
Section 2(b) hereof, the Company will use its reasonable best efforts to include in such Piggyback Registration all Registrable Securities that Doubletree has so requested to be included in the Registration Statement; provided, however, if, at any time after giving written notice of its intention to register securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the registration, the Company may, at its election, give written notice of such determination to Doubletree, and thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. If such registration involves an Underwritten Offering, Doubletree must sell its Registrable Securities to the underwriters on the same terms and conditions as apply to the Company, with such differences as may be customary or appropriate in combined primary and secondary offerings.

                     (b) Expenses. The Company will pay all Registration Expenses incurred by the Company in connection with registration of its Registrable Securities and will not charge Doubletree a pro rata portion of such expenses incurred by the Company even though Registrable Securities held by Doubletree are included in such registration under the Piggyback Rights; provided, however, that the Company will pay no portion of any Registration Expenses incurred by Doubletree or underwriting discount or selling commission attributable to the Registrable Securities of Doubletree.

            2. Demand Registration.

                     (a) Request for Registration. Doubletree will have the right (the "Demand Right") exercisable by written notice delivered to the Company (a "Demand Notice") to require the Company to register (a "Demand Registration") Registrable Securities under and in accordance with the provisions of the Securities Act on an unlimited number of occasions, provided, however, that the Demand Notice shall specify that at least 50,000 Registrable Securities are to be registered and that the Demand Registration shall be an Underwritten Offering; and provided, further, that the Company shall not be obligated to register Registrable Securities pursuant to the exercise of Demand Rights on more than one occasion unless the Company is eligible to satisfy its obligations pursuant to this Section 3(a) by registering the Registrable Securities on Form S-3. In an Underwritten Offering under this Section 3(a), Doubletree shall have the right to select the investment banker or underwriter, which shall be subject to the reasonable approval of the Company.

                     (b) Filing and Effectiveness. The Company will use its reasonable best efforts to file a Registration Statement relating to a Demand Registration for any Registrable Securities as soon as reasonably practicable and will use reasonable efforts to cause the same to be declared effective by the SEC within 120 calendar days.

                     (c) Postponement and Termination of Demand Registration. The Company will be entitled to postpone the filing period of any Demand Registration for a reasonable period of time, not to exceed one hundred eighty
(180) days, if the Company determines, in the good faith exercise of the judgment of its Board of Directors, that such registration and offering could have a material adverse effect on the Company's business, prospects or financial condition. If the Company postpones the filing of a Registration Statement, it will promptly notify Doubletree in writing when events or circumstances permitting such postponement have ended in the exercise of the good faith judgment of its Board of Directors and then proceed with the Demand Registration.

                     (d) Expenses. The Company will pay all Registration Expenses incurred by the Company in connection with registration of its Registrable Securities and will not charge Doubletree a pro rata portion of such expenses incurred by the Company even though Registrable Securities held by Doubletree are included in such registration under the Demand Rights; provided, however, that the Company will pay no portion of any Registration Expenses incurred by Doubletree or underwriting discount or selling commission attributable to the Registrable Securities of Doubletree.

            3. Registration Procedures.

                     (a) If and whenever the Company is required to use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will:

                               (i) prepare and file with the SEC a Registration
Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective; provided, however, that the Company may discontinue any registration of its securities that is being effected pursuant to Section 2 at any time prior to the effective date of the Registration Statement relating thereto;

                               (ii) prepare and file with the SEC such
amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary;

                               (iii) furnish to Doubletree such number of copies
of such Registration Statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus and summary Prospectus), in conformity with the requirements of the Securities Act, and such other documents as Doubletree may reasonably request in order to facilitate the disposition of the Registrable Securities by Doubletree;

                               (iv) use its reasonable best efforts to register
or qualify such Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as Doubletree reasonably requests, and do any and all other acts and things that may be reasonably necessary or advisable, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause
(iv), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                               (v) use its reasonable best efforts to cause such
Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable Doubletree to consummate the disposition of such Registrable Securities;

                               (vi) notify Doubletree, within the required time
period under the Securities Act, of the Company's becoming aware that the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of Doubletree, prepare and furnish to Doubletree a reasonable number of copies of an amended or supplemented Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                               (vii) otherwise use its reasonable best efforts
to comply with all applicable rules and regulations of the SEC; and

                               (viii) enter into such customary agreements
(including an underwriting agreement in customary form) and take such other actions as Doubletree or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

                     (b) The Company may require Doubletree to furnish the Company with such information pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

                     (c) Doubletree agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (vi) of this Section 5, Doubletree will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until Doubletree's receipt of the copies of the supplemented or amended Prospectus contemplated by clause (vi) of this Section 5, and, if so directed by the Company, Doubletree will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in Doubletree's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

           4. Registration Expenses. The Registration Expenses of the Company are all fees and expenses incident to the performance of or compliance with this Agreement by the Company, which include without limitation: (i) all registration and filing fees (including without limitation fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and the New York Stock Exchange, and (y) of compliance with securities or "blue sky" laws (including without limitation fees and disbursements in connection with "blue sky" qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, of the Registrable Securities being sold may designate)),
(ii) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing Prospectuses if the printing of Prospectuses is requested by Doubletree, (iii)
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messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) any fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the By-laws of the National Association of Securities Dealers, Inc., (vi) Securities Act liability insurance if the Company so desires such insurance, (vii) fees and expenses of all other persons retained by the Company, and (viii) fees and expenses incurred in connection with the listing of securities on any securities exchange. The Company will pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audit. In no event, however, will the Company be responsible for any underwriting discount or selling commission with respect to any sale of Registrable Securities pursuant to this Agreement or any expense incurred by Doubletree (except for a Registration Expense of Company paid by Doubletree due to the Company's failure to comply with this Agreement).

            5. Indemnification.

                     (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 2 or Section 3, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, Doubletree, each affiliate of Doubletree and their respective directors, employees, agents and officers or members and managers or general and limited partners (and the directors, officers, affiliates and controlling persons thereof), each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, and expenses to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon
(a) any untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary, final or summary Prospectus contained therein, or any amendment or supplement thereto, or (b) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company will reimburse each Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or amendment or supplement thereto or in any such preliminary, final or summary Prospectus in reliance upon and in conformity with written information with respect to Doubletree furnished to the Company by Doubletree for use in the preparation thereof; and provided, further, that the Company will not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities or any other person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 6(a) with respect to any preliminary Prospectus or the final Prospectus or the final Prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling person results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus (including any documents incorporated by reference therein) or of the final Prospectus as then amended or supplemented (including any documents incorporated by reference therein), whichever is most recent, if the Company has previously furnished copies thereof to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Doubletree or any other Indemnified Party and shall survive the transfer of Registrable Securities by Doubletree.

                     (b) Indemnification by Doubletree. The Company may require, as a condition to including any Registrable Securities in any Registration Statement filed in accordance with Section 5 herein, that the Company shall have received an undertaking reasonably satisfactory to it from Doubletree and any underwriter in an Underwritten Offering to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this
Section 6) the Company and any other prospective seller or other underwriter under the Registration Statement, as the case may be, with respect to any statement in or omission from such Registration Statement, any preliminary, final or summary Prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to Doubletree or such underwriter furnished to the Company by Doubletree or such underwriter for use in the preparation of such Registration Statement, preliminary, final or summary Prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any other prospective seller or other underwriter, or any of their respective affiliates, directors, officers or controlling persons and shall survive the transfer of Registrable Securities by Doubletree.

                     (c) Notices of Claims, Etc. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 6, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of the Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this
Section 6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                     (d) Contribution. If for any reason the indemnification provided for in the preceding clauses (a) and (b) is unavailable to an Indemnified Party or insufficient to hold it harmless as contemplated by the preceding clauses (a) and (b), then the indemnifying party shall contribute to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnified Party and the indemnifying party, but also the relative fault of the Indemnified Party and the indemnifying party, as well as any other relevant equitable considerations, provided, however, that no party shall be required to contribute in an amount greater than the dollar amount of the proceeds received by such party with respect to the sale of any securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                     (e) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 6 (with appropriate modifications) shall be given by the Company and Doubletree with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

                     (f) Non-Exclusivity. The obligations of the parties under this Section 6 shall be in addition to any liability that any party may otherwise have to any other party.

            6. Miscellaneous.

                     (a) No Inconsistent Agreements. The Company will not, on or after the date hereof, enter into any agreement with respect to its securities that is inconsistent with the rights granted to Doubletree in this Agreement or otherwise conflicts with the provisions hereof.

                     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may only be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may only be given by written consent of both parties.

                     (c) Notices. All notices and other communications provided for hereunder shall be in writing and shall be sent by first class mail, facsimile or hand delivery:

                               (i)        if to the Company, to:

                                          WestCoast Hospitality Corporation
                                          WHC Building
                                          201 West North River Drive
                                          Spokane, Washington 99201
                                          Attn.:    Richard L. Barbieri, Esq.
                                          General Counsel
                                          Telephone:509-459-6018
                                          Fax:                509-325-7324

                               (ii)       if to Doubletree, to:

                                          Doubletree Hotels Corporation
                                          9336 Civic Center Drive
                                          Beverly Hills, California 90210
                                          Attn.:    David Sherf
                                          Telephone:  310-205-4692
                                          Fax:  310-205-4092

           All such notices and communications shall be deemed to have been given or made (i) when delivered by hand, (ii) five (5) business days after being deposited in the mail, postage prepaid, or (iii) when telecopied, receipt acknowledged.

                     (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same instrument.

                     (e) Headings. The headings in this Agreement are for convenience of reference only and will not limit or otherwise affect the meaning hereof.

                     (f) Governing Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WASHINGTON, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF WASHINGTON, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                     (g) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein will remain in full force and effect and will in no way be affected, impaired or invalidated, and the parties hereto will use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, void or unenforceable.

                     (h) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings among the parties with respect to such registration rights.

                     (i) Attorneys' Fees. In the event of any action or proceeding brought to enforce any provision of this Agreement, or if any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, will be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                     (j) Termination. This Agreement shall terminate, and thereby become null and void, on the 5th anniversary of the date hereof (the "Termination Date"); provided, however, that the provisions of Section 6 and Sections 7(f) and (i) shall survive the termination of this Agreement.

IN WITNESS HEREOF, the parties have executed a counterpart signature page of this Agreement as of the date first above written.

                                      WESTCOAST HOSPITALITY
                                      CORPORATION


                                      By:_______________________________________
                                      Name:  Arthur M. Coffey
                                      Title:  Executive Vice President and Chief
                                      Financial Officer

                                      DOUBLETREE CORPORATION

                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________